                                SUPPLEMENT NO. 1
                            DATED FEBRUARY 28, 2003
                     TO THE PROSPECTUS DATED APRIL 1, 2002
                       FOR THE TIAA SEPARATE ACCOUNT VA-1
                           TEACHERS PERSONAL ANNUITY
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

HIGHER MORTALITY AND EXPENSE RISK CHARGE

Beginning July 1, 2003, we will be increasing the annual mortality and expense risk charge deducted under your Teachers Personal Annuity Individual Deferred Variable Annuity contract from 0.10% to 0.40% of average net assets. Annual expenses will be as follows:

     ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              CURRENT    EXPENSES EFFECTIVE
                                                              EXPENSES      JULY 1, 2003
                                                              --------   ------------------
MORTALITY AND EXPENSE RISK CHARGE(1)........................   0.10%           0.40%
ADMINISTRATIVE EXPENSE CHARGE...............................   0.20%           0.20%
INVESTMENT ADVISORY CHARGE (AFTER FEE WAIVER)(2)............   0.07%           0.07%
                                                               -----           -----
TOTAL ANNUAL EXPENSES(3)....................................   0.37%           0.67%
                                                               =====           =====

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     (1) TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00 percent per year.

     (2) Although Teachers Advisors, Inc. (Advisors), the separate account's investment adviser, is entitled to an annual fee of 0.30 percent of the separate account's average daily net assets, it has voluntarily agreed to waive a portion of its fee.

     (3) If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50 percent. TIAA guarantees that total annual expenses will never exceed this level.